POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of New Energy Technologies, Inc., a Nevada corporation (the “Company”), do hereby constitute and appoint John A. Conklin, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Elliot Maza		Dated: June 21, 2011
Name:	Elliot Maza
Title:	Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

/s/ Alastair Livesey		Dated: June 21, 2011
Name:	Alastair Livesey
Title:	Director

/s/ Jatinder S. Bhogal		Dated: June 21, 2011
Name:	Jatinder S. Bhogal
Title:	Director

/s/ Joseph Sierchio		Dated: June 21, 2011
Name:	Joseph Sierchio
Title:	Director

/s/ Javier Jimenez		Dated: June 21, 2011
Name:	Javier Jimenez
Title:	Director

/s/ Peter Fusaro		Dated: June 21, 2011
Name:	Peter Fusaro
Title:	Director

/s/ Todd Pitcher		Dated: June 21, 2011
Name:	Todd Pitcher
Title:	Director